UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 17, 2007

INNOTRAC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

000-23741	58-1592285
(Commission File Number)	(IRS Employer Identification No.)

6655 Sugarloaf Parkway
Duluth, Georgia 30097
(Address of Principal Executive Offices) (Zip Code)

(678) 584-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Appointment of Principal Financial Officer

On May 16, 2007, the Board of Directors of Innotrac Corporation (the “Company”) appointed George M. Hare as the Company’s new Chief Financial Officer. Mr. Hare’s annual base salary will be $180,700 and he is eligible for an annual discretionary bonus commensurate with other senior executives of the Company. Additionally, Mr. Hare will be entitled to receive the fringe benefits that the Company provides to its senior executives from time to time.

Prior to joining the Company, Mr. Hare served as Chief Financial Officer of Devcon International, Corp. (“Devcon”) a $100 million publicly-traded security monitoring and construction company. Prior to joining Devcon, Mr. Hare was Chief Financial Officer and Chief Operating Officer of Directions in Marketing, Inc., a privately-owned designer and importer of home furniture. From April 2002 to June 2004, Mr. Hare was Senior Vice President and Chief Financial Officer of CareCentric, Inc. (“CareCentric”), a publicly-traded company listed on NASDAQ until September of 2003, after which date CareCentric ceased to be publicly-traded. Prior to joining CareCentric in April 2002, Mr. Hare was a Partner with Tatum CFO Partners, LLP (“Tatum”), where he held the position of Chief Financial Officer for certain public and privately-owned companies that were clients of Tatum. Prior to Tatum, he was a Vice President of ADT Security Systems, Inc., where he held various executive positions, including Managing Director responsible for four service businesses that employed 1,800 employees at 30 locations in Australia and New Zealand. He has previously held the position of Corporate Director - Financial Planning Analysis for Campbell Soup Company, a NYSE company. Mr. Hare received his MBA and BS in Accounting Finance at Lehigh University in Bethlehem, PA, and is a Certified Public Accountant in the state of Pennsylvania. Mr. Hare is 52 years old.

A copy of the press release issued May 17, 2007, announcing Mr. Hare’s appointment as Chief Financial Officer of the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7 .01 Regulation FD Disclosure

The Company is attaching a copy of a press release issued May 17, 2007 announcing Mr. Hare’s appointment as Chief Financial Officer of the Company as Exhibit 99.1 hereto.

Item 9.01 Exhibits

99.1    Press Release issued May 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innotrac Corporation

Dated: May 17, 2007	By:	/s/ Scott D. Dorfman
	Name:	Scott D. Dorfman
	Title:	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 17, 2007